UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________
FORM 8-K
______________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2013

NVIDIA CORPORATION (Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 San Tomas Expressway, Santa Clara, CA (Address of principal executive offices)	95050 (Zip Code)
Registrant’s telephone number, including area code: (408) 486-2000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the 2013 Annual Meeting of the Stockholders of NVIDIA Corporation held on May 15, 2013, or the 2013 Annual Meeting, the following proposals were adopted by the margin indicated. Proxies for the 2013 Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition of management’s solicitation.

1.    The election of six (6) directors to serve for a one-year term until the 2014 Annual Meeting of Stockholders of NVIDIA Corporation. The results of the voting were as follows:

a. Tench Coxe
Number of shares For	371,515,009
Number of shares Withheld	2,324,009
Number of shares Abstaining	21,300,484
Number of Broker Non-Votes	99,558,827

b. James C. Gaither
Number of shares For	371,346,862
Number of shares Withheld	2,517,326
Number of shares Abstaining	21,275,314
Number of Broker Non-Votes	99,558,827

c. Jen-Hsun Huang
Number of shares For	384,046,107
Number of shares Withheld	1,661,338
Number of shares Abstaining	9,432,057
Number of Broker Non-Votes	99,558,827

d. Mark L. Perry
Number of shares For	385,062,139
Number of shares Withheld	1,654,407
Number of shares Abstaining	8,422,956
Number of Broker Non-Votes	99,558,827

e. A. Brooke Seawell
Number of shares For	372,177,984
Number of shares Withheld	2,419,948
Number of shares Abstaining	20,541,570
Number of Broker Non-Votes	99,558,827

f. Mark A. Stevens
Number of shares For	384,218,530
Number of shares Withheld	1,800,317
Number of shares Abstaining	9,120,655
Number of Broker Non-Votes	99,558,827

The other directors whose term of office as a director continued after the 2013 Annual Meeting are Robert K. Burgess, Harvey C. Jones and William J. Miller.

2.    The reapproval of the amendment and restatement of the NVIDIA Corporation 2007 Equity Incentive Plan. The results of the voting were as follows:

Number of shares For	361,092,373
Number of shares Withheld	26,980,154
Number of shares Abstaining	7,066,975
Number of Broker Non-Votes	99,558,827

3.    The approval, on an advisory basis, of the compensation of our named executive officers as disclosed in our 2013 definitive proxy statement, filed with the Securities and Exchange Commission on April 2, 2013. The results of the voting were as follows:

Number of shares For	382,493,329
Number of shares Withheld	5,456,667
Number of shares Abstaining	7,189,506
Number of Broker Non-Votes	99,558,827

4.    The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered accounting firm for our fiscal year ending January 26, 2014. The results of the voting were as follows:

Number of shares For	484,972,161
Number of shares Withheld	2,107,289
Number of shares Abstaining	7,618,879
Number of Broker Non-Votes	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation
Date: May 21, 2013	By: /s/ David M. Shannon
David M. Shannon
Executive Vice President, General Counsel and Secretary